DEBT-FOR-STOCK EXCHANGE AGREEMENT

     THIS DEBT-FOR-STOCK EXCHANGE AGREEMENT (the "Agreement") is effective as of the 9th day of July 2001, by and between PERMA-FIX ENVIRONMENTAL SERVICES, INC., a Delaware corporation, having offices at 1940 Northwest 67th Place, Gainesville, Florida 32653 (the "Company"), AND CAPITAL BANK -- GRAWE GRUPPE AG (f/k/a as RBB BANK AKTIENGESELLSCHAFT), organized under the laws of Austria, and having its principal offices at Burgring 16, 8101 Graz, Austria (the "Lender").

W I T N E S S E T H:

     WHEREAS, the Lender, as agent for certain of its investors, has advanced to the Company a loan in the original principal amount of $3,000,000 pursuant to the loan agreement, dated August 29, 2000, between the Lender and the Company, as amended December 19, 2000, and clarified January 12, 2001 (the "$3 Million Loan");

     WHEREAS, the Lender has advised the Company that it is prohibited by Austrian law from disclosing the identities of its investors;

     WHEREAS, the $3 Million Loan is evidenced by the Unsecured Promissory Note, dated August 29, 2000, in the original principal amount of $3,000,000 (the A $3 Million Note");

     WHEREAS, the unpaid principal amount of the $3 Million Note, together with all accrued and unpaid interest thereon, is due and payable on July 1, 2001;

     WHEREAS, as of the date of this Agreement, the unpaid principal amount of the $3 Million Note is $3,000,000 and the accrued and unpaid interest due thereon is $218,958.90;

     WHEREAS, the terms of the $3 Million Loan provide that if the $3 Million Loan is not paid by certain dates, the Company will issue to the Lender a certain number of shares of the Company=s common stock, par value $.001 per share (the "Common Stock") (all of the foregoing payments are collectively, the "Additional Payments");

     WHEREAS, the Company and the Lender have agreed that the Company, in full and complete payment of the $3 Million Loan and the $3 Million Note, including, but not limited to, all accrued and unpaid interest due thereon and any and all Additional Payments due and payable to the Lender, will issue to the Lender 1,893,505 shares of Common Stock and a warrant to purchase up to 1,839,405 shares of Common Stock at an exercise price of $1.75 per share of Common Stock, with such warrant being in the form of Exhibit A attached hereto (the "Warrant"), in exchange for the $3 Million Loan, the $3 Million Note and any and all Additional Payments due and payable to the Lender (the "Exchange"), subject to and in accordance with the terms and conditions described in this Agreement;

     WHEREAS, upon the issuance by the Company of the 1,893,505 shares of Common Stock and the Warrant to the Lender in connection with the Exchange in full and complete payment of the $3 Million Loan and the $3 Million Note, including, but not limited to, the accrued interest due thereon, and any and all Additional Payments, the $3 Million Loan and the $3 Million Note shall terminate and be null and void in all respects and the Company shall have no obligations to pay any Additional Payments due thereunder;

     WHEREAS, warrants granted by the Company to the Lender that are issued and outstanding as of the date of this Agreement are not effected by this Agreement and shall remain issued and outstanding pursuant to the terms, provisions, and conditions of the respective warrants;

     WHEREAS, the Common Stock is listed for trading on the Boston Stock Exchange and the National Association of Securities Dealers Automated Quotation SmallCap Market ("NASDAQ"), and the Company is subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and has been subject to such filing requirements for the past 90 days;

      WHEREAS, the Lender is an "accredited investor," as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act") and the Lender received all information as required under Rule 502 of Regulation D;

     WHEREAS, the Lender is not a "U.S. Person," as such term is defined in Regulation S promulgated under the Securities Act; and

     WHEREAS, in reliance upon the representations made by the Lender in this Agreement, the transactions contemplated by this Agreement are such that the offer and exchange of securities by the Company hereunder will be exempt from registration under applicable federal (U. S.) securities laws since this is a private placement and intended to be a nonpublic offering pursuant to Sections 4(2) of the Securities Act and/or Regulation D promulgated under the Securities Act.

     NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants, and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.  Exchange.  In full and complete satisfaction of the $3 Million Loan, the $3 Million Note and any and all Additional Payment due and owing, and in full and complete release of any and all obligations of the Company under the $3 Million Loan, the $3 Million Note, and any and all Additional Payments due thereunder, at Closing, the Lender will deliver the $3 Million Note to the Company in exchange for 1,893,505 shares of Common Stock and the Warrant subject to and pursuant to the terms and conditions set forth in this Agreement (the "Exchange").

     1.1  $3 Million Note Paid in Full.  Simultaneously with the issuance of the 1,893,505 shares of Common Stock and the Warrant pursuant to this Section 1, the Lender will mark

            "Paid in Full" on the face of the $3 Million Note. If the $3 Million Note is not so marked by the Lender at the time of delivery of the shares of Common Stock and the Warrant, the Lender hereby authorizes and directs the Company to so mark the $3 Million Note immediately upon issuance to the Lender of such shares of Common Stock and Warrant pursuant to Section 1.

     1.2  Delivery of Shares. At the Closing, the Company will deliver, or cause to be delivered to the Lender, a certificate or certificates representing the 1,893,505 shares of Common
            Stock and the Warrant issued in the name of the Lender, with such shares of Common
            Stock to be in such denominations as Lender requests in writing.

     1.3  Satisfaction and Release. As of the Closing (as defined in paragraph 4 below), (a) the $3
            Million Loan and the $3 Million Note shall be deemed canceled, paid in full, and satisfied in all respects, including, but not limited to, all principal and accrued interest due in connection therewith, (b) all obligations of the Company to Lender under the $3 Million Loan and the $3 Million Note shall terminate and be null and void, and
            (c) Lender will be deemed to waive all rights to the Additional Payments, and the
            Company will have no obligation to make any Additional Payment which has not been made prior to the Closing. From and after the Closing, the Lender releases, acquits and forever discharges the Company, and all of its respective subsidiaries, affiliates, agents, employees, officers, and directors, as well as their respective heirs, successors, legal and personal representatives, and assigns of any and all of them, from and against any and all claims, liabilities, losses, damages, cause or causes of action of any kind or character whatsoever, whether liquidated, unliquidated or disputed, asserted or assertable, known or unknown, in contract or in tort, at law or in equity, which the Lender might now or hereafter have arising out of, or in connection with, or relating to, the $3 Million Note and $3 Million Loan, including, but not limited to, all obligations of the Company under the $3 Million Loan for the payment of any
            Additional Payments.

2.  Reporting Company.  The Company is a reporting company under the Exchange Act and has filed with the United States Securities and Exchange Commission (the "SEC") all reports required to be filed by the Company under Section 13 or 15(d) of the Exchange Act. The Lender has had the opportunity to review, and has reviewed, all such reports and information which the Lender deemed material to an investment decision regarding the purchase of the Common Stock.

3.  No Effect on Warrants Issued and Outstanding as of the Date of this Agreement. Nothing contained in this Agreement shall have any effect on any of the warrants granted by the Company to the Lender to purchase Common Stock that are issued and outstanding as of the date of this Agreement, except that the warrants issued to the Lender in connection with the $3 Million Loan shall terminate and be null and void in all respects.

4.  Closing. The consummation of this Agreement (the "Closing") will occur two (2) business days after the date that the Company gives written notification to the Lender that the NASDAQ has no objection to listing the shares of Common Stock issuable as part of the Exchange and issuable upon exercise of the Warrant issued in connection with the Exchange or at such other time as designated by the parties in writing (the "Closing Date"). The consummation of this Agreement by the parties hereto is conditioned upon and subject to the NASDAQ not objecting to the listing of the shares of the Company's Common Stock issuable pursuant to this Agreement and issuable upon the exercise of the Warrant.

5.  Additional Agreements of the Company. In consideration for the Lender entering into this Agreement and the Exchange contemplated by this Agreement, the Company agrees that upon the Closing, the Company will pay to the Lender a closing fee of $325,000.00 (the "Closing Fee"), payable by delivery to the Lender of (a) the sum of $75,000.00 cash and (b) the number of shares of Common Stock equal to the quotient of $250,000 divided by the last closing bid price of the Common Stock as quoted on the NASDAQ on June 26, 2001.

6.  Representations, Warranties, and Covenants of Lender. The Lender hereby represents, warrants, and covenants to the Company as follows:

     6.1  Investment Intent. The Lender represents and warrants that the shares of Common Stock issuable in connection with the Exchange and the underlying Common Stock issuable upon exercise of the Warrant (the "Warrant Shares"), will be, acquired by the Lender for, and on behalf of, itself and as agent for the account of certain of its investors, all of whom are accredited investors (as defined in Rule 501 of Regulation D promulgated under the Securities Act), and the Lender agrees that, and represents that such investors are, acquiring the Common Stock and the Warrant Shares for investment purposes only and not with a view toward the distribution or resale to others. The Lender acknowledges, understands, and appreciates that the Common Stock issuable hereunder, and the Warrant shares (herewith the "Securities"), have not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act which depends, in large part, upon the Lender's representations as to investment intention, investor status, and related and other matters set forth herein. Lender understands that, in the view of the SEC, among other things, a purchase now with an intent to distribute or resell would represent a purchase and acquisition with an intent inconsistent with its representation to the
            Company, and the SEC might regard such a transfer as a deferred sale for which the registration exemption is not available. The Lender has advised the Company that it is prohibited by Austrian law from disclosing the identities of its investors.

     6.2  Certain Risk. The Lender, for and on behalf of itself and as agent for its investors, recognizes that the acquisition of the Common Stock and the Warrant Shares involves a high degree of risk (a) as more fully described in the "Risk Factors"
            set forth in the Confidential Private Placement Memorandum, dated April 6, 2001,

            as amended by Amendment No. 1, dated June 15, 2001 (together, the "Memorandum"), issued by the Company in connection with a private placement, and the Lender has reviewed in detail the "Risk Factors" contained in the Memorandum; (b) the Company has sustained losses for the year ended December 31, 2000, and the first quarter of
            2001, from operations; (c) that the Company has a substantial accumulated deficit;
            (d) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Common Stock; (e) the Lender may not be able to liquidate its investment in the
            Common Stock; (f) in the event of a disposition, the Lender could sustain the loss of his entire investment; (g) no return on investment, whether through distributions, appreciation, transferability or otherwise, and no performance by, through or of the
            Company, has been promised, assured, represented or warranted by the Company, or by any director, officer, employee, agent or representative thereof; and, (h) while the Common Stock is presently quoted and traded on the Boston Stock Exchange and the NASDAQ and (i) while the Lender is a beneficiary of certain registration rights provided herein, the Common Stock subscribed for under this Agreement and the Warrant Shares (i) are not registered under applicable federal (U. S.) or state securities laws, and thus may not be sold, conveyed, assigned or transferred unless registered under such laws or unless an exemption from registration is available under such laws, as more fully described herein, and (ii) no assurance that the
            Common Stock of the Company will continue to be quoted, traded or listed for trading or quotation on the Boston Stock Exchange or the Nasdaq SmallCap
            Market or on any other organized market or quotation system.

     6.3  Prior Investment Experience. The Lender acknowledges that it is, and each of its investors are, "accredited investors" (as that term is defined in Rule 501 promulgated under the Securities Act), and the Lender and each of its investors have, prior investment experience, including investment in non-listed and non-registered securities, or employed the services of an investment advisor, attorney or accountant to read all of the documents furnished or made available by the Company to it and to evaluate the merits and risks of such an investment on its behalf, and that it recognizes the highly speculative nature of this investment.

     6.4  No Review by the SEC. The Lender hereby acknowledges that this offering of the
            Common Stock has not been reviewed by the SEC because this private placement is intended to be a nonpublic offering pursuant to Section 4(2) of the Securities Act and/or Regulation D promulgated under the Securities Act.

     6.5  Not Registered. The Lender understands that the Common Stock and the Warrant
            Shares have not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act which depends, in part, upon the
            Lender's and its investors' investment intention. In this connection, the Lender understands that it is the position of the SEC that the statutory basis for such exemption would not be present if its representation merely meant that its present intention was to hold such securities for a short period, such as the capital gains period of tax statutes, for a deferred sale, for a market rise (assuming that a market develops), or for any other fixed period.

     6.6  No Public Market. The Lender understands that although there is presently a public market for the Common Stock, including the Warrant Shares, Rule 144 promulgated under the Securities Act requires, among other conditions, a one-year holding period following full payment of the consideration therefor prior to the resale (in limited amounts) of securities acquired in a nonpublic offering without having to satisfy the registration requirements under the Securities Act. The Lender understands that the
            Company makes no representation or warranty regarding its fulfillment in the future of any reporting requirements under the Exchange Act, or its dissemination to the public of any current financial or other information concerning the Company, as is required by Rule 144 as one of the conditions of its availability.  Except as otherwise provided in paragraph 8 hereof, the Lender understands and hereby acknowledges that the Company is under no obligation to register the Common Stock or the
            Warrant Shares under the Securities Act. The Lender agrees to hold the Company and its directors, officers, and controlling persons and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs, and expenses incurred by them as a result of any misrepresentation made by the Lender contained herein or any sale or distribution by the Lender in violation of the Securities Act or any applicable state securities or "blue sky" laws
            (collectively, "Securities Laws").

     6.7  Sophisticated Investor. That (a) the Lender and each of its investors have adequate means of providing for their current financial needs and possible contingencies and have no need for liquidity of the investment in the Common Stock; (b) the Lender and each of its investors are able to bear the economic risks inherent in an investment in the Common Stock, and that an important consideration bearing on their ability to bear the economic risk of the purchase of Common Stock is whether the Lender and each of its investors can afford a complete loss of the Lender's investment in the
            Common Stock, and the Lender represents and warrants that the Lender can afford such a complete loss; and (c) the Lender and each of its investors have such knowledge and experience in business, financial, investment and banking matters
            (including, but not limited to, investments in restricted, non-listed and non-registered securities) that the Lender, on its own behalf and as agent for its investors, is capable of evaluating the merits, risks, and advisability of an investment in the Common Stock.

     6.8  Tax Consequences. The Lender acknowledges that the Company has made no representation regarding the potential or actual tax consequences for the Lender which will result from entering into this Agreement and from consummation of the Exchange.
            The Lender acknowledges that it bears complete responsibility for obtaining adequate tax advice regarding this Agreement and the Exchange.

     6.9  SEC Filing. The Lender acknowledges that it has been previously furnished with true and complete copies of the following documents which have been filed with the SEC pursuant to Sections 13(a), 14(a), 14(c) or 15(d) of the Exchange Act, and that such have been furnished to the Lender a reasonable time prior to the date hereof: (a) Annual
            Report on Form 10-K, for the year ended December 31, 2000 (the "Form 10-K");
            (b) Quarterly Report on Form 10-Q for the quarter ended March 31, 2001; (c) Current
            Reports on Form 8-K, date of earliest event reported January 31, 2001, March 21,
            2001, and April 6, 2001, and (d) the information contained in any reports or documents required to be filed by the Company under Sections 13(a), 14(a), 14(c) or 15(d) of the
            Exchange Act since the distribution of the Form 10-K.

    6.10 Documents, Information and Access. The Lender's decision to acquire for, and on its own behalf, and on behalf of its investors, the Common Stock is not based on any promotional, marketing, or sales materials, and the Lender and its representatives have been afforded, prior to purchase thereof, the opportunity to ask questions of, and to receive answers from, the Company and its management, and has had access to all documents and information which Lender deems material to an investment decision with respect to the purchase of Common Stock hereunder.

    6.11 No Registration, Review or Approval. The Lender acknowledges and understands that the private offering and sale of securities pursuant to this Agreement has not been reviewed or approved by the SEC or by any state securities commission, authority or agency, and is not registered under the Securities Laws. The Lender acknowledges, understands, and agrees that the shares of Common Stock are being exchanged hereunder pursuant to a private placement exemption to the registration provisions of the Securities Act pursuant to Section 4(2) of such Securities Act and/or
            Regulation D promulgated under the Securities Act) and a similar exemption to the registration provisions of applicable state securities laws.

    6.12 Transfer Restrictions. The Lender will not, and will not allow any of its investors to, transfer any Common Stock exchanged under this Agreement or any Warrant Shares unless such are registered under the Securities Laws, or unless an exemption is available under such Securities Laws, and the Company may, if it chooses, where an exemption from registration is claimed by such Lender, condition any transfer of Common Stock or Warrant Shares out of the Lender's name on receipt of an opinion of the Company's counsel, to the effect that the proposed transfer is being effected in accordance with, and does not violate, an applicable exemption from registration under the Securities
            Laws, or an opinion of counsel to the Lender, which opinion is satisfactory to the
            Company, to the effect that registration under the Securities Act is not required in connection with such sale or transfer and the reasons therefor.

    6.13 Reliance. The Lender understands and acknowledges that the Company is relying upon all of the representations, warranties, covenants, understandings, acknowledgments, and agreements contained in this Agreement in determining whether to accept this subscription and to sell and issue the Common Stock to the Lender.

    6.14 Accuracy or Representations and Warranties. All of the representations, warranties, understandings, and acknowledgments that Lender has made herein are true and correct in all material respects as of the date of execution hereof. The Lender will perform and comply fully in all material respects with all covenants and agreements set forth herein, and the Lender covenants and agrees that until the acceptance of this
            Agreement by the Company, the Lender shall inform the Company immediately in writing of any changes in any of the representations or warranties provided or contained herein.

    6.15 Indemnity. The Lender hereby agrees to indemnify and hold harmless the Company, and the Company's successors and assigns, from, against, and in all respects of any demands, claims, actions or causes of action, assessments, liabilities, losses, costs, damages, penalties, charges, fines or expenses (including, without limitation, interest, penalties, and attorney and accountants' fees, disbursements and expenses), arising out of, or relating to, any breach by Lender of any representations, warranties, covenants or agreements made by Lender in this Agreement. Such right to indemnification shall be in addition to any and all other rights of the Company under this Agreement or otherwise, at law or in equity.

    6.16 Survival. The Lender expressly acknowledges and agrees that all of its representations, warranties, agreements, and covenants set forth in this Agreement shall be of the essence hereof and shall survive the execution, delivery, and Closing of this Agreement, the
            Conversion and Exchange of the Common Stock and the sale of the Warrant Shares.

    6.17 Authority; Title. The Lender has full power and authority to tender, sell, assign, and transfer the $3 Million Loan and the $3 Million Note to the Company pursuant to the terms of this Agreement, and that, when accepted for exchange, the Company will acquire good, marketable, and unencumbered title to the $3 Million Loan and the $3 Million Note, free and clear of all liens, restrictions, charges and encumbrances, and that the$3 Million Loan and the $3 Million Note are not subject to any adverse claims.

7.  Representations, Warranties and Covenants of the Company. In order to induce Lender to enter into this Agreement and to consummate the Exchange, the Company hereby represents, warrants, and covenants to Lender as follows:

      7.1  Organization, Authority, Qualification. The Company is a corporation duly incorporated, validly existing, and in good standing under the laws of the State of Delaware. The

             Company has full corporate power and authority to own and operate its properties and assets and to conduct and carry on its business as it is now being conducted and operated.

     7.2  Authorization. The Company has full power and authority to execute and deliver this
            Agreement and to perform its obligations under and consummate the transactions contemplated by this Agreement. Upon the execution of this Agreement by the Company and delivery of the Securities, this Agreement shall have been duly and validly executed and delivered by the Company and shall constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

     7.3  Ownership of, and Title to, Securities. The shares of Common Stock to be exchanged in full and complete satisfaction and payment of all of the Company's obligations under the $3 Million Loan and the $3 Million Note pursuant to this Agreement and all Warrant
            Shares, when issued pursuant to the terms of the Warrant, will be, duly authorized, validly issued, fully paid, and nonassessable shares of the capital stock of the Company, free of personal liability. Upon consummation of the Exchange pursuant to this Agree-
            ment (and upon exercise of the Warrant, in whole or in part), the Lender will own and acquire title to the Common Stock (and the Warrant Shares, as the case may be) free and clear of any and all proxies, voting trusts, pledges, options, restrictions, or other legal or equitable encumbrance of any nature whatsoever (other than the restrictions on transfer due to Securities Laws or as otherwise provided for in this Agreement or the Warrants).

     7.4  Exemption from Registration. The Exchange in accordance with the terms and pro-
            visions of this Agreement is being affected in accordance with the Securities Act, pursuant to the private placement exemption to the registration provisions of the
            Securities Act pursuant to Section 4(2) and/or Regulation D promulgated under the Securities Act, based on the representations, warranties, and covenants made by the Lender contained in this Agreement.

8. Registration Rights. To induce the Lender to enter into this Agreement and the Exchange, the Company hereby covenants and agrees to grant to the Lender the rights set forth in this paragraph 8 with respect to the registration of the Common Stock to be issued under this Agreement and the Warrant Shares.

     8.1  Registration. Subject to the terms of this paragraph 8, the Company agrees that after the
            Closing, it shall use its reasonable efforts to prepare and file with the SEC a registration statement on Form S-3 or equivalent form (the "Registration Statement") and such other documents, including a prospectus, as may be necessary in the opinion of counsel for the
            Company to comply with the provisions of the Securities Act, so as to permit a public offering and sale by the Lender of the Common Stock acquired by Lender upon consummation of the Exchange and the Warrant Shares (together, the "Registrable
            Securities"). The Company shall use its reasonable efforts to cause such Registration
            Statement to become effective within 180 days after the Closing. In connection with the offering of such Registrable Securities registered pursuant to this Section 8, the
            Company shall take such reasonable actions, as it deems necessary, to qualify the
            Registrable Securities covered by such Registration Statement under such "blue sky"
            or other state securities laws for offer and sale as shall be reasonably necessary to permit the public offering and sale of such shares of the Registrable Securities covered by such Registration Statement; provided, however,  that the Company shall not be required (a) to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph (b) to subject itself to taxation in any such jurisdiction, or (c) to consent to general service of process in any such jurisdiction.

     8.2  Current Registration Statement. Once effective, the Company shall use its reasonable efforts to cause such Registration Statement filed hereunder to remain effective until the earlier of: all of the shares of Common Stock received by the Lender under this Agree-
            ment and issueable upon exercise of the Warrant are sold or transferred by the Lender or the Company and the Lender receives an opinion from counsel for the Company that the Lender may sell all such shares of Common Stock under Rule 144 promulgated under the Securities Act (or equivalent exception from registration) without limitation as to the amount of such shares of Common Stock that may be sold. The Lender shall promptly provide all such information and materials and take all such action as may be required to permit the Company to comply with all applicable requirements of the SEC and to obtain any desired acceleration of the effective date of such Registration
            Statement.

     8.3  Other Provisions. In connection with the offering of any Registrable Securities registered pursuant to this paragraph 8, the Company shall furnish to the Lender such number of copies of any final prospectus as it may reasonably request to effect the offering and sale of the Registrable Securities to be offered and sold under such Registration
            Statement. In connection with any offering of Registrable Securities registered pursuant to this paragraph 8, the Company shall (a) furnish to the underwriters (if any), at the
            Company's expense, unlegended certificates representing ownership of the Registrable
            Securities sold under such Registration Statement in such denominations as requested and (b) instruct any transfer agent and registrar of the Registrable Securities sold under such Registration Statement to release immediately any stop transfer order, and to remove any restrictive legend, with respect to such Registrable Securities included in any registration becoming effective pursuant to this Agreement upon the sale of such shares by the Lender.

     8.4  Costs. Subject to the immediately following sentence, the Company shall in all events pay, and be responsible for, all filing fees, costs and disbursements of counsel, accountants, and other consultants representing the Company in connection the

            Registration Statement relating to the Registrable Securities under this paragraph 8.
            Notwithstanding anything set forth herein to the contrary, Lender shall pay, and be responsible for, any and all underwriting discounts and commissions in connection with the sale of the Registrable Securities pursuant hereto or the Registration
            Statement and all fees of its legal counsel and other advisors retained by the Lender in connection with reviewing such Registration Statement.

     8.5  Successors. The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business, properties, stock or assets of the Company, to expressly assume and agree to perform its obligations under this paragraph 8 in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place.

9.  Indemnification.

     9.1  By the Company. Subject to the terms of this paragraph 9, the Company will indemnify and hold harmless the Lender, its directors, officers, and any underwriter (as defined in the Securities Act) for the Lender and each person, if any, who controls the Lender or such underwriter within the meaning of the Act, from and against, and will reimburse the Lender and each such underwriter and controlling person with respect to, any and all loss, damage, liability, cost, and expense to which such holder or any such underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in the Registration
            Statement filed with the SEC in connection with the Registrable Securities, any prospectus contained therein or any amendment or supplement thereto, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made not misleading; provided, however, that the
            Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expense arises out of, or is based upon, an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by the Lender, such underwriter or such controlling person in writing specifically for use in the preparation thereof.

     9.2  By the Lender. Subject to the terms of this paragraph 9, the Lender will indemnify and hold harmless the Company, its directors, officers, any controlling person, and any underwriter from and against, and will reimburse the Company, its directors, officers, any controlling person, and any underwriter with respect to, any and all loss, damage, liability, cost or expense to which the Company or any controlling person and/or any underwriter may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in a
            Registration Statement filed with the SEC in connection to the Registrable Securities, any prospectus contained therein or any amendment or supplement thereto, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon, and in strict conformity with, written information furnished by, or on behalf of, the Lender specifically for use in the preparation thereof.

    9.3  Procedure. Promptly after receipt by an indemnified party, pursuant to the provisions of paragraph 9.1 or 9.2, of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of para-
           graph 9.1 or 9.2, promptly notify the indemnifying party of the commencement thereof;
           but the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than here-
           under. In case such action is brought against any indemnified party and the indemnified party notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, assume the defense thereof. If there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified parties have the right to select only one separate counsel to participate in the defense of such action on behalf of all such indemnified parties. After notice from the indemnifying parties to such indemnified party of the indemnifying parties' election so to assume the defense thereof, the indemnifying parties will not be liable to such indemnified parties pursuant to the provisions of paragraph 9.1 or 9.2 for any legal or other expense subsequently incurred by such indemnified parties in connection with the defense thereof, other than reasonable costs of investigation, unless (a) the indemnified parties shall have employed counsel in accordance with the provisions of the preceding sentence; (b) the indemnifying parties shall not have employed counsel satisfactory to the indemnified parties to represent the indemnified parties within a reasonable time after the notice of the commencement of the action or (c) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying parties.

10. Securities Legends and Notices. Lender represents and warrants that it has read, considered and understood the following legends, and agrees that such legends, substantially in the form and substance set forth below, shall be placed on all of the certificates representing the Common Stock and the Warrant Shares:

The shares of common stock represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or qualified under applicable state securities laws. This common stock may not be offered, sold, pledged, hypothecated or otherwise transferred in the absence of an effective registration statement and qualification in effect with respect thereto under the Securities Act and under any applicable state securities law or without the prior written consent of
Perma-Fix Environmental Services, Inc. and an opinion of Perma-Fix Environmental
Services, Inc.'s counsel, or an opinion from counsel for the holder hereof, which opinion is satisfactory to the Company, that such registration and qualification is not required under applicable federal and state securities laws or an exemption therefrom.

11.  Miscellaneous.

      11.1  Assignment and Power of Attorney. For purposes of affecting the Exchange in accord-
               ance with the terms of this Agreement, at the Closing the Lender does hereby irrevoc-
               ably make, constitute and appoint the Company as the true and lawful agents and attorneys-in-fact of the Lender ("Attorney-In-Fact") with full power and authority
               (except as provided below) to act hereunder individually, or through duly appointed successor attorneys-in-fact, in its sole discretion, all as hereinafter provided, in the name of, for, and on behalf of, the Lender, as fully as could the Lender if present and acting in person, with the cancellation of the $3 Million Note.

      11.2  Amendment; Waiver. This Agreement shall not be changed, modified, or amended in any respect except by the mutual written agreement of the parties hereto. Any provision of this Agreement may be waived in writing by the party which is entitled to the benefits thereof. No waiver of any provision of this Agreement shall be deemed to, or shall constitute a waiver of, any other provision hereof or thereof
               (whether or not similar), nor shall nay such waiver constitute a continuing waiver.

      11.3  Binding Effect; Assignment. Neither this Agreement nor any rights or obligations here-
               under or thereunder are assignable by the Lender.

      11.4  Governing Law; Litigation Costs. This Agreement and its validity, construction, and performance shall be governed in all respects by the internal laws of the State of
               Delaware without giving effect to such State's conflicts of laws provisions. Each of the
               Company and the Lender expressly and irrevocably consent to the jurisdiction and venue of the federal courts located in Wilmington, Delaware. Each of the parties agrees that in the event either party brings an action to enforce any of the provisions of this Agreement or to recover for an alleged breach of any of the provisions of this
               Agreement, each party shall be responsible for its own legal costs and disbursements during the pendency of any such action; provided, however, that after any such action has been reduced to a final, unappealable judgment, the prevailing party shall be entitled to recover from the other party all reasonable, documented attorneys'
               fees and disbursements and court costs from the other party.

      11.5  Severability. Any term or provision of this Agreement which is prohibited or unenforce-
               able in any jurisdiction shall, as to such jurisdiction only, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof affecting the validity or enforceability of such provision in any other jurisdiction.

     11.6  Headings. The captions, headings, and titles preceding the text of each or any section, subsection, or paragraph hereof are for convenience of reference only and shall not affect the construction, meaning, or interpretation of this Agreement or the Warrants or any terms or provisions hereof or thereof.

     11.7  Counterparts. This Agreement may be executed in one or more original or facsimile counterparts, each of which shall be deemed an original and all of which shall be considered one and the same agreement, binding on all of the parties hereto, not-
              withstanding that all parties are not signatories to the same counterpart. Upon delivery of an executed counterpart by the undersigned Lender to the Company, which in turn is executed and delivered by the Company, this Agreement shall be binding as one original agreement between Lender and the Company.

     11.8  Transfer Taxes. Each party hereto shall pay all such sales, transfer, use, gross receipts, registration, and similar taxes arising out of, or in connection with, the transactions contemplated by this Agreement (collectively, the "Transfer Taxes") as are payable by such party under applicable law, and the Company shall pay the cost of any docu-
              mentary stock transfer stamps, if any, to be affixed to the certificates representing the
              Common Stock to be sold.

     11.9  Entire Agreement. This Agreement and the Common Stock Certificate of Designations
              merges and supersedes any and all prior agreements, understandings, discussions, assurances, promises, representations, or warranties among the parties with respect to the subject matter hereof, and contains the entire agreement among the parties with respect to the subject matter set forth herein and therein.

    11.10 Authority; Enforceability. The Lender is duly authorized to enter into this Agreement and to perform all of its obligations hereunder. Upon the execution and delivery of this
              Agreement by the Lender, this Agreement shall be enforceable against the Lender in accordance with its terms.

    11.11 Notices. Except as otherwise specified herein to the contrary, all notices, requests, demands, and other communications required or desired to be given hereunder shall only be effective if given in writing, by hand, by fax, by certified or registered mail, return-receipt requested, postage prepaid, by U. S. Express Mail service, by private overnight mail service (e.g., Federal Express) or by e-mail. Any such notice shall be deemed to have been given (a) on the business day actually received if given by hand, by fax, or e-mail, (b) on the business day immediately subsequent to mailing, if sent by
              U.S. Express Mail service or private overnight mail service, or (c) five business days following the mailing thereof, if mailed by certified or registered mail, postage prepaid, return-receipt requested, and all such notices shall be sent to the following addresses
              (or to such other address or addresses as a party may have advised the other in the manner provided in this Section 11.11:

              If to the Company:                Dr. Louis F. Centofanti
                                                                Perma-Fix Environmental Services, Inc.
                                                        1940 Northwest 67th Place
                                                        Gainesville, Florida 32653
                                                         Fax No.: (352) 373-0040
                                                         E-Mail: loucento@bellsouth.net

            with copies simultaneously      Irwin H. Steinhorn, Esquire
             by like means to:                   Conner & Winters, A Professional Corporation
                                                              One Leadership Square, Suite 1700
                                                              211 North Robinson
                                                              Oklahoma City, Oklahoma 73102
                                                              Fax No.: (405) 232-2695
                                                              E-Mail: isteinhorn@cwlaw.com

             If to the Lender:                   Mr. Herbert Strauss
                                                              Capital Bank - Grawe Gruppe AG
                                                              Burgring 16, 8010 Graz, Austria
                                                              Fax No.: 011-43-316-8072 ext. 392
                                                              E-Mail: herbert.strauss@capitalbank.at

    11.12 No Third Party Beneficiaries. This Agreement and the rights, benefits, privileges, interests, duties, and obligations contained or referenced herein shall be solely for the benefit of the parties hereto, and no third party shall have any rights or benefits hereunder as a third party beneficiary or otherwise hereunder. Nothing contained in this paragraph 11.12 shall prohibit the Lender from entering into this Agreement as agent for, and on behalf of, certain of its investors.

    11.13 Public Announcements. Neither Lender nor any officer, director, stockholder, employee, affiliate, or affiliated person or entity of Lender, shall make or issue any press releases or otherwise make any public statements or make any disclosures to any third person or entity with respect to the transactions contemplated herein and will not make or issue any press releases or otherwise make any public statements of any nature whatsoever with respect to the Company without the express prior approval of the Company.

    11.14 Conflicts with Subscription Agreement. In the event of a conflict between the terms of the Subscription Agreement and the terms of this Agreement, this Agreement shall control in all respects.

     IN WITNESS WHEREOF, the Company and the undersigned Lender have each duly executed this Agreement effective as of July 9, 2001.

                                                                     PERMA-FIX ENVIRONMENTAL
                                                                             SERVICES, INC.

                                                                      By   /s/ Louis Centofanti
                                                                          Dr. Louis F. Centofanti
                                                                                    Chief Executive Officer

                                                                      CAPITAL BANK - GRAWE GRUPP AG

                                                                       By   /s/ Herbert Strauss
                                                                           Herbert Strauss
                                                                                      ;Headtrader

K:\PESI\RBB Restructure\Debt Exchange.Ag10 - FINAL.doc